UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2020

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-07832	75-1729843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 PIER 1 PLACE FORT WORTH, TEXAS		76102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 252-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 6, 2020, Pier 1 Imports, Inc. (the “Company”) issued a press release announcing the financial results for the Company’s third quarter of fiscal year 2020 (the quarterly period ended November 30, 2019). A copy of this press release is included with this Current Report on Form 8-K as Exhibit 99.1.

The information contained in this Current Report on Form 8-K pursuant to this “Item 2.02 Results of Operations and Financial Condition” is being furnished. The information in this Item 2.02 of Current Report on Form 8-K and on Exhibit 99.1 included herewith shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2020, the board of directors (the “Board”) of the Company resolved to increase the size of the Board from nine to eleven directors and elected Ms. Pamela Corrie and Mr. Steven Panagos to serve as directors, effective immediately.

Ms. Corrie has been named as a member of the Compensation Committee of the Board. Mr. Panagos has been named as a member of the Compensation Committee and Audit Committee of the Board.

Pamela Corrie will serve as a director of the Company. Ms. Corrie served as a consultant to the Board from December 13, 2019 until her appointment to the Board. Ms. Corrie has served as a Managing Director at Carl Marx Advisors since February 2018, a restructuring attorney, and a business leader with over 25 years of experience in complex in-and-out of court restructurings. She has significant experience helping companies facing challenges associated with organizational and capital structures, as well as market changes, to increase profitability. Ms. Corrie recently served as Chief Restructuring Officer of ABC Carpet and Home from June 2017 to May 2019. There she assisted in the business evaluation, refined and implemented a transformative business plan that included the sale of substantial real estate assets, executed on the metamorphosis of the business into a smaller retail footprint, reinvigorated the company’s merchandising plan, and provided recommendations to mitigate risks and maximize value. Previously, Ms. Corrie was the Managing Director/Chief Executive Officer of Epiq Systems, a provider of technology solutions to law firms and financial advisory firms advising distressed companies, from April 2015 to November 2016. There, she was tasked with reinvigorating the corporate restructuring division of the legal services company to facilitate its sale. Prior to her tenure at Epiq, Ms. Corrie was the General Counsel and Chief Legal Advisor to the Risk organization at General Electric Capital Corporation, Americas Division (“GE Capital”) from 2003 to 2015. There she built and managed a team of attorneys providing legal advice on all facets of complex workouts, restructurings, bankruptcies and litigations. Prior to joining GE Capital, Ms. Corrie worked in the corporate restructuring group at the law firm of Weil, Gotshal & Manges LLC from 1986 to 1997. Ms. Corrie’s practice focused on complex restructuring and bankruptcies, in which capacity she represented debtors, large institutional creditors, and creditors’ committees. Ms. Corrie received a Bachelor of Science from Stanford University and a Juris Doctorate degree from the University of California at Los Angeles School of Law. She is a member of the bars of New York, California and Connecticut.

Steven G. Panagos will serve as a director of the Company. Mr. Panagos served as a consultant to the Board from December 13, 2019 until his appointment to the Board. Mr. Panagos has served as a member of the board of trustees of SMTA (NYSE:SMTA) since May 2018 which converted to a liquidating trust on January 1, 2020. Mr. Panagos continues to serve on the board of trustees of the SMTA Liquidating Trust. Mr. Panagos served as Managing Director and Vice Chairman of the Recapitalization & Restructuring Group at Moelis & Company from April 2009 to June 2018, when he retired. Mr. Panagos has a long and distinguished career of leading complex bankruptcies and reorganizations for both companies and their creditors across a broad spectrum of industries. To date, Mr. Panagos has restructured more than $100 billion worth of debt across more than 80 situations and has provided expert testimony regarding valuation and restructuring matters. Prior to joining Moelis & Company, Mr. Panagos was the National Practice Leader of Kroll Zolfo Cooper’s Corporate Advisory & Restructuring Practice where, among other roles, he served as Interim Chief Executive Officer and Chief Restructuring Officer of Penn Traffic Supermarkets (2003-2004); President and Chief Operating Officer of Krispy Kreme Doughnuts (2005-2006) and Chief Restructuring Officer and member of the special committee of the board of directors of Metromedia Fiber Network (2002-2003). Mr. Panagos received a Bachelor of Science degree in Accounting and Finance from the University of Michigan. He was formerly a certified public accountant.

Ms. Corrie’s and Mr. Panagos’s compensation for service on the Board will be determined by the Board at a later date.

The Company will enter into a standard director indemnity agreement with Ms. Corrie and Mr. Panagos, a form of which was filed with the SEC as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended February 26, 2011.

The Company has determined that neither Ms. Corrie nor Mr. Panagos, nor any of their respective immediate family members has or had (nor does any propose to have) a direct or indirect material interest in any transaction in which the Company or any of the Company’s subsidiaries was or is (or is proposed to be) a participant, that would be required to be disclosed under Item 404(a) of Securities and Exchange Commission Regulation S-K. In addition, the Company has determined that there are no family relationships between Ms. Corrie, Mr. Panagos and any current executive officer or director of the Company.

Item 9.01.	Financial Statements and Exhibits.

(a) – (c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated January 6, 2020 announcing the Company’s financial results for its third quarter of fiscal year 2020 (the quarterly period ended November 30, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date: January 6, 2020	By:	/s/ Robert E. Bostrom
Robert E. Bostrom, Executive Vice President, Chief Legal and
Compliance Officer and Corporate Secretary